MERIT SECURITIES CORPORATION


Monthly Payment Report

Payment Statement
MERIT 7
Payment Date:     28-Aug-97
Reporting Month:  July

          Class
          Interest    Beginning       Interest      Interest       Principal     Total          Applied Ending
Class     Rate        Balance         Accrual       Payment        Payment       Distribution   Losses  Balance
Class A-1  6.168440%  $259,943,742.95 $1,336,206.15 $1,336,206.15  $9,073,705.43 $10,409,911.52 $0.00   $250,870,037.52
Class A-2 15.000000%   $45,500,000.00   $568,750.00   $568,750.00          $0.00    $568,750.00 $0.00    $45,500,000.00
Class A-3  7.000000%   $21,871,479.96   $127,583.63   $127,583.63  $1,169,093.92  $1,296,677.55 $0.00    $20,702,386.04
Class A-4  7.500000%    $7,000,000.00    $43,750.00    $43,750.00          $0.00     $43,750.00 $0.00     $7,000,000.00
Class A-5  6.168440%   $10,586,246.42    $54,417.19    $54,417.19    $235,394.51    $289,811.70 $0.00    $10,350,851.91

                      $344,901,469.33 $2,130,706.97 $2,130,706.97 $10,478,193.86 $12,608,900.83 $0.00   $334,423,275.47

Class                CUSIP     Priority     Principal Type    Interest Type
Class A-1            589962AT6 Senior       Sequential        Floater
Class A-2            589962AU3 Senior       Sequential        Floater
Class A-3            589962AV1 Senior       Sequential        Fixed
Class A-4            589962AW  Senior       Sequential        Fixed
Class A-5            589962AX7 Senior       Sequential        Floater

MERIT SECURITIES CORPORATION

Payments per Bond Denomination
MERIT 7
Payment Date:     28-Aug-97
Reporting Month:  July


                                                           Interest     Interest      Principal
          Original        Original  Integral     Record    Accrual      Payment       Payment     Ending          Remaining
Class     Balance         Pct Pool  Denomination Date      Factor       Factor        Factor      Balance         Principal Factor
Class A-1 $435,000,000.00 78.06%    $1,000.00    31-Jul-97  3.07173828   3.07173828   20.85909290 $250,870,037.52 0.57671273
Class A-2  $45,500,000.00  8.17%    $1,000.00    31-Jul-97 12.50000000  12.50000000    0.00000000  $45,500,000.00 1.00000000
Class A-3  $26,300,000.00  4.72%    $1,000.00    31-Jul-97  4.85108859   4.85108859   44.45224030  $20,702,386.04 0.78716297
Class A-4   $7,000,000.00  1.26%    $1,000.00    31-Jul-97  6.25000000   6.25000000    0.00000000   $7,000,000.00 1.00000000
Class A-5  $14,750,000.00  2.65%    $1,000.00    31-Jul-97  3.68930102   3.68930102   15.95894980  $10,350,851.91 0.70175267

          $528,550,000.00                                                                         $334,423,275.47

MERIT SECURITIES CORPORATION

Funds Account Activity Report
MERIT 7
Payment Date:   28-Aug-97
Report Date:    July

Collateral Proceeds Account


Beginning Balance                                       $0.00

Deposits                                                             Withdrawals

Interest Net of Servicing Fee                   $2,775,099.63        Interest Payments                        $2,130,706.97
Principal                                      $10,478,193.86        Principal Payments                      $10,478,193.86
Deposits From Reserve Fund                              $0.00        Surplus                                    $608,163.47
Other Deposits                                          $0.00        MBIA Fee                                    $36,229.19
                                                                     Discount Principal Reserve                       $0.00

Total Deposit                                  $13,253,293.49        Total Withdrawals                       $13,253,293.49

                                                                     Ending Balance                                   $0.00

Note: "Principal" and Interest Net of Servicing Fee" includes
Advances on Delinquencies

MERIT SECURITIES CORPORATION

Credit Enhancement Summary
MERIT 7

Payment Date:         28-Aug-97
Reporting Month       July

Reserve Funds and Subordination

                            Initial Coverage     Beginning Coverage   Adjustments Losses     Insured Balance Ending  Balance
Type
Pool Over Collateralization 5.15% $28,702,601.63 7.62% $28,444,956.34 $0.00       $51,684.88 $362,816,546.94 7.83% $28,393,271.46


Surplus Summary

Class                      Total Distribution
Surplus                    $608,163.47

Delinquency Statistics
                                       Current            % of
                    # of Loans          Balance      Current Balance
30+ Days                81          $9,578,373             2.64%
60+ Days                33          $4,835,297             1.33%
90+ Days                68          $8,332,713             2.30%
Foreclosure             52          $7,418,845             2.04%
REO                     26          $3,697,000             1.02%

Totals                 260         $33,862,227             9.33%


Advances on Delinquencies                                      $233,785.06
Non-Recoverable Advances on Delinquencies                            $0.00